RESTRUCTURING AGREEMENT

     RESTRUCTURING AGREEMENT (the "Agreement"), dated as of January 10, 2008, by and between GS CleanTech Corporation, a Delaware corporation (the "Company"), and YA Global Investments, L.P. (f/k/a Cornell Capital Partners, L.P.), a Cayman Islands exempt limited partnership (the "Buyer")

A. As of the date hereof the Buyer is the holder or lender pursuant to the following convertible debentures or convertible notes:

------------------- ------------------------- --------------- ------------------- ---------------- -------------------
Identifier          Original Issuance Date    Original        Current  Principal  Accrued     and  Aggregate
                                              Principal       Balance             unpaid Interest  Principal   Amount
                                              Balance                                              of   Amended   and
                                                                                                   Restated
                                                                                                   Debentures
------------------- ------------------------- --------------- ------------------- ---------------- -------------------
Debenture 1         February 8, 2006          $1,900,000      $1,900,000          $184,986         $2,084,986
------------------- ------------------------- --------------- ------------------- ---------------- -------------------
Debenture 2         April 13, 2006            $4,400,000      $2,400,000(*)       $389,277         $2,789,277(*)
------------------- ------------------------- --------------- ------------------- ---------------- -------------------
Debenture 3         February 27, 2007         $1,125,000      $1,125,000          $99,062          $1,224,062
------------------- ------------------------- --------------- ------------------- ---------------- -------------------
Convertible Note    March 31, 2004            $2,190,410      $617,510            $118,105         $735,615
------------------- ------------------------- --------------- ------------------- ---------------- -------------------


Debenture 1, Debenture 2, Debenture 3, and the Convertible Note shall be collectively referred to herein as the "Existing Debentures." The Existing Debentures were issued pursuant to those certain securities purchase agreements and other related agreements listed on Schedule 1 attached hereto (collectively, the "Transaction Documents").

B. In connection with the execution and delivery of a letter agreement, dated as of November 9, 2007 (the "Letter of Intent"), by and between the Company and the Buyer, the parties agreed in principal to amend and restate the Existing Debentures and certain other agreements all of which shall be contained in this Agreement;

C. The obligations of the Company under the Existing Debentures are secured by certain existing security agreements, pledge agreements, and guaranty agreements (collectively, the "Prior Security Documents"), and the parties desire that the obligation be further secured by the Global Security Agreement among the Company, the Buyer, and other parties dated on or about the date hereof (the "Security Agreement"), the Global Pledge Agreement among the Company, the Buyer, and other parties dated on or about the date hereof (the "Pledge Agreement"), the Global IP Security Agreement among the Company, the Buyer, and other parties dated on or about the date hereof
     (the "IP  Security  Agreement")  the Global  Guaranty  Agreement  among the
     Company, the Buyer, and other parties dated on or about the date hereof (the "Guaranty Agreement" and along with the Security Agreement, the Pledge Agreement, and the Prior Security Documents, the IP Security Agreement, any mortgages granted to the Buyer, and all other documents, instruments, and agreements granted to the Lender to secure the obligations of the Company to the Buyer, the "Security Documents");

D. The Company and the Buyer desire to enter into this Agreement, pursuant to which, among other things, (i) the Company and the Buyer shall amend and restate all of the Existing Debentures each for a new debentures in the form attached hereto as Exhibit A in the aggregate principal amount set forth on the table above (the "Amended and Restated Debentures"), which shall be convertible into Common Stock;

E. The amendment and restatement of the Existing Debentures for the Amended and Restated Debentures are being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

F. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Amended and Restated Debentures.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Buyer hereby agree as follows:

1.   AMENDMENT AND RESTATEMENT OF EXISTING DEBENTURES AND EXISTING WARRANTS.

     (a) Amendment and Restatement of Existing Debentures and Existing Warrants. Subject to satisfaction (or waiver) of the conditions set forth herein, at the closing contemplated by this Agreement (the "Closing"), the Buyer shall surrender to the Company its Existing Debentures and the Company shall issue and deliver to the Buyer (i) the Amended and Restated Debentures in the aggregate principal amount set forth in the table above.

     (b) Closing Date. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., Eastern Standard Time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth herein (or such other time and date as is mutually agreed to by the Company and the Buyer). The Closing shall occur on the Closing Date at the offices of the Buyer (or at such other location as is mutually agreed to by the Company and the Buyer).

     (c) Delivery. On the Closing Date, the Company shall deliver to the Buyer the Amended and Restated Debentures duly executed on behalf of the Company and registered in the name of the Buyer.

2.   AGREEMENTS OF THE PARTIES.

     (a) Full Force and Effect. Except as otherwise expressly provided herein, effective as of the Closing Date, the Transaction Documents and the Prior Security Documents are, and shall continue to be, in full force and effect, except for amendments set forth herein.

     (b) Reaffirmation of Security. The Company hereby acknowledges, confirms and agrees that Buyer has and shall continue to have valid, enforceable and perfected liens upon and security interests heretofore granted pursuant to any and all of the Prior Security Documents. Furthermore, the Company agrees that the security interests and guaranties granted pursuant to the Security Agreement, the Guaranty Agreement, the IP Security Agreement, any mortgages granted to the Buyer, and the Pledge Agreement, are intended to be supplemental to, and not in limitation of, the existing security interests or guaranties granted to the Buyer to secure the Obligations, whether under the Prior Security Documents or otherwise.

     (c) All amounts owed, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges (collectively, the "Obligations") now or hereafter payable by the Company to the Buyer (including, without limitation, the amounts referenced in the table above) under the Existing Debentures and all other agreements, contracts, instruments or other items delivered in connection therewith are unconditionally owing by the Company to Buyer, without offset, setoff, defense or counterclaim of any kind, nature or description whatsoever.

     (d) Effective as of the Closing Date, the Registration Rights Agreement shall be terminated in its entirety and of no further force or effect, and the Buyer expressly releases the Company from any past or future obligations or liabilities thereunder. With a view to making available to the Buyer the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Buyer to sell securities of the Company to the public without registration ("Rule 144"), the Company represents, warrants, and covenants that the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all required reports under section 13 or 15(d) of the Exchange Act during the 12 months prior to the date hereof (or for such shorter period that the issuer was required to file such reports), other than Form 8-K reports and that from the date hereof until all the Securities either have been sold by the Buyer, or may permanently be sold by the Buyer without any restrictions pursuant to Rule 144, (the "Registration Period") the Company shall file with the SEC in a timely manner all required reports under section 13 or 15(d) of the Exchange Act and such reports shall conform to the requirement of the Exchange Act and the SEC for filing thereunder.

     (e) On the date hereof, $2,000,000 of the principal amount outstanding under Debenture 2 shall be reduced by the debenture in the principal amount of $2,000,000 issued by GS EnviroServices to the Buyer as set forth in the Securities Purchase Agreement between GS EnviroServices and the Buyer of even date herewith.

3. REPRESENTATIONS AND WARRANTIES

     (a)  Buyer  Representations  and  Warranties.   The  Buyer  represents  and
          warrants as of the date hereof to the Company that:

          (i) Investment Purpose. The Buyer is acquiring the Amended and Restated Debentures and, upon conversion of the Amended and Restated Debentures, the Buyer will acquire the conversion shares then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Buyer reserves the right to dispose of the conversion shares at any time in accordance with or pursuant to an effective registration statement covering such shares or an available exemption under the Securities Act.

          (ii) Accredited Investor Status. The Buyer is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D.

          (iii) Reliance on Exemptions. The Buyer understands that the Amended and Restated Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities law and that the Company is relying in part upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgements, and understanding of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire such securities.

          (iv) Transfer or Resale. The Buyer understands that: (i) the Amended and Restated Debentures and the conversions shares thereunder have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) such Buyer provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, "Rule 144"), in each case following the applicable holding period set forth therein; (ii) any sale of the --------- Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          (v) Legends. The Buyer understands that the certificates or other instruments representing the the Amended and Restated Debentures and the conversions shares thereunder shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

                    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY
                    ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

               The legend set forth above shall be removed and the Company within two (2) business days shall issue a certificate without such legend to the holder of the Amended and Restated Debentures or the conversions shares thereunder upon which it is stamped, if, unless otherwise required by state securities laws, (A) in connection with a sale transaction, provided the conversion shares are registered under the Securities Act or (B) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the conversion shares may be made without registration under the Securities Act.

          (vi) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered by the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     (b) Company Representations and Warranties. The Company represents and warrants as of the date hereof to the Buyer that:

          (i) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company taken as a whole.

          (ii) Authorization,  Enforcement,  Compliance with Other  Instruments.
               (A) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Amended and Restated Debentures and any related agreements executed and delivered pursuant hereto or thereto and to issue the conversion shares in accordance with the terms of the Amended and Restated Debentures, (B) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, including, without limitation, the issuance of the Amended and Restated Debentures have been duly authorized by the Company's Board of Direction and no further consent or authorization is required by the Company, its Board of Directors or its stockholders and (C) each of this Agreement and the Amended and Restated Debentures constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

          (iii) Issuance of Securities. The conversion shares issuable upon conversion of the Amended and Restated Debentures have been duly authorized and reserved for issuance. Upon conversion or exercise in accordance with the Amended and Restated Debentures, the conversion shares will be duly issued, fully paid and nonassessable.

          (iv) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Amended and Restated Debentures.

     (c) For the purposes of Rule 144, the Company acknowledges that the holding period of the Amended and Restated Debentures (including the underlying conversion shares) may be tacked onto the holding period of the Existing Debentures, and the Company agrees not to take a position contrary to this Section 3(c). The Company's acknowledgement and agreement set forth in this Section 3(c) shall be subject in all respects to Rule 144 and other applicable securities laws, as may be in effect from time to time.

4.       CERTAIN COVENANTS AND AGREEMENTS.

     (a) The Buyer hereby consents to the following actions taken by or planned to be taken by the Company and/or its affiliates:

          (i) The contribution to the Company's capital by GreenShift Corporation ("GSHF"), the Company's former majority shareholder, of GSHF's stakes in GS AgriFuels Corporation and GS Energy Corporation, provided that in connection with such contribution, the Company adds the shares of GS AgriFuels Corporation and GS Energy Corporation to the shares pledged by the Company to the Buyer pursuant to the Pledge Agreement;

          (ii) The distribution by GSHF of 1,000,000,000 common shares of GS Energy and 2,000,000 common shares of GS EnviroServices, Inc. to GSHF minority shareholders, and GSHF's entire 80% stake in the Company to all of its shareholders on a pro-rata basis;

          (iii) The cancellation by the Company of its previously planned merger with GSHF;

          (iv) The cancellation of the previously planned merger between the Company's subsidiaries, GS AgriFuels and GS Energy;

          (v)  The  filing  of  an  amendment  to  the  Company's   Articles  of
               Incorporation, changing the Company's name to "GreenShift Corporation," provided that the Company provides the Buyer with thirty days advanced written notice. The Company herein confirms that the Buyer shall have the authority to amend any UCC financing statements to reflect the Company's change of name.

          (vi) The filing of an amendment to the Articles of Incorporation of GS Energy, reverse splitting its stock on a 1 for 500 basis and changing its name to "GS EcoSystem Corporation," provided that the GS Energy provides the Buyer with thirty days advanced written notice. GS Energy herein confirms that the Buyer shall have the authority to amend any UCC financing statements to reflect GS Energy's change of name. ; and,

          (vii) The transfer of the Company's interest in the capital stock of GS AgriFuels to a new wholly-owned subsidiary of the Company, which subsidiary will then merge GS AgriFuels into itself in accordance with the short-form merger procedures provided in
               Section 253 of the Delaware General Corporation Law and take GS AgriFuels private on the basis of the terms of the terms and conditions of that certain "[Go Private Agreement]" by and between the Company and Buyer.

     (b) The Buyer consents to the Company effectuating a split of its common stock on a 1 for 50 basis ("Reverse Split"). The Amended and Restated Debentures shall be issued with a conversion price that reflects the Reverse Split.

     (c) The Buyer hereby consents to the creation by the Company of a new wholly owned subsidiary to be named "________________" (the "New Sub") and organized in Delaware, provided that New Sub sign on as a "Grantor" under the Security Agreement, a "Guarantor" under the Guaranty Agreement, and a "Guarantor" under the IP Security Agreement. Furthermore, the Company expressly agrees that all its shares in the New Sub shall be included as part of the Pledged Collateral (as defined in the Pledge Agreement) and shall promptly delivers into escrow such Transfer Documents as provided for in the Pledge Agreement.

     (d) Debenture 1 was originally issued by GreenShift Corporation to the Buyer and subsequently assigned to and assumed by the Company effective as of July 1, 2006 as evidenced by the assignment agreement, a copy of which is set forth on Exhibit B.

5.  MISCELLANEOUS.

     (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to its principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Agreement.

     (b) Counterparts. This Agreement may be executed in two or more identical counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery thereof.

     (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     (f) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (g) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     (h) Entire Agreement; Effect on Prior Agreements; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer and the Company with respect to the matters set forth herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party charged with enforcement.

     (i) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or
          (iii) one (1) Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                                   GS CleanTech Corporation
                                   One Penn Plaza, Suite 1612
                                   New York, New York 10119
                                   Attn: Kevin Kreisler. Chief Executive Officer
                                   Telephone:  (212) 994-5374
                                   Facsimile:  (646) 572-6336

                           If to the Buyer:

                                    YA Global Investments, L.P.
                                    101 Hudson Street
                                    Suite 3700
                                    Jersey City, NJ 07303
                                    Telephone:       (201) 985-8300
                                    Facsimile:       (201) 985-8266
                                    Attention:       Mark Angelo

                           With a copy to:

                                   Troy Rillo, Esq.
                                   101 Hudson Street
                                   Suite 3700
                                   Jersey City, NJ 07303
                                   Telephone:        (202) 985-8300

          or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) Business Days prior to the effectiveness of such change.

     (j) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     (k) Survival. Unless this Agreement is terminated under Section 7, the representations and warranties of the Company and the Buyer contained herein and the agreements and covenants set forth herein shall survive the Closing.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.



                                      COMPANY:

                                      GS CLEANTECH CORPORATION


                                      By:  /s/ Kevin Kreisler
                                          ------------------------
                                      Name:    Kevin Kreisler
                                      Title:   President
                                               GS ENERGY



                                      By:  /s/ Kevin Kreisler
                                          ------------------------
                                      Name:    Kevin Kreisler
                                      Title:   President




                                      BUYER:

                                      YA GLOBAL INVESTMENTS, L.P.



                                      By:  Yorkville Advisors, LLC,
                                            its Investment Manager

                                      By:  /s/ Troy Rillo
                                          -------------------------
                                      Name:    Troy Rillo
                                      Title:   Senior Managing Director



--------
* Note - Principal balance of Debenture 2 is reduced by $2,000,000 as set forth in Section 2(e).